Bank of America 2Q20 Financial Results July 16, 2020

# 2Q20 Financial Results [1]

| Summary Income Statement ($B, except per share data) | 2Q20 | 2Q19 | $ Inc / (Dec) | % Inc / (Dec) |
|---|---|---|---|---|
| Total revenue, net of interest expense | **$22.3** | $23.1 | ($0.8) | (3) % |
| Provision for credit losses | **5.1** | 0.9 | 4.3 | N/M |
| *Net charge-offs* | ***1.1*** | *0.9* | *0.3* | *29* |
| *Reserve build* [2] | ***4.0*** | *(0.0)* | *4.0* | N/M |
| Noninterest expense | **13.4** | 13.3 | 0.1 | 1 |
| Pretax income | **3.8** | 9.0 | (5.2) | (58) |
| *Pretax, pre-provision income* [3] | ***8.9*** | *9.8* | *(0.9)* | *(9)* |
| Income tax expense | **0.3** | 1.6 | (1.3) | (83) |
| Net income | **$3.5** | $7.3 | ($3.8) | (52) |
| Diluted earnings per share | **$0.37** | $0.74 | ($0.37) | (50) |
| Average diluted common shares (in millions) | **8,768** | 9,560 | (792) | (8) |

| Return Metrics and Efficiency Ratio | 2Q20 | 2Q19 |
|---|---|---|
| Return on average assets | **0.53** % | 1.23 % |
| Return on average common shareholders' equity | **5.4** | 11.6 |
| Return on average tangible common shareholders' equity [3] | **7.6** | 16.2 |
| Efficiency ratio | **60** | 57 |

Note: Amounts may not total due to rounding. N/M = not meaningful.

[1] 2Q20 provision for credit losses, allowance for credit losses and related credit metrics in this presentation reflect the Company's adoption of the new accounting standard on current expected credit losses (CECL) effective January 1, 2020. For more information, see important presentation information on slide 34.

[2] For more information on reserve build, see note A on slide 31.

[3] Represent non-GAAP financial measures. For more information on pretax, pre-provision income and a reconciliation to GAAP, see note B on slide 31. For important presentation information about these measures, see slide 34.

2

2Q20 Highlights (Comparisons are to 2Q19 unless otherwise noted) • Diluted earnings per share of $0.37, down 50% • Net income of $3.5B declined $3.8B — Provision increased $4.3B, to $5.1B, and included a $4.0B reserve build primarily associated with a weaker economic outlook related to COVID-19 — Pretax income declined $5.2B, or 58% — Pretax, pre-provision income declined $0.9B, or 9% 1 • Strengthened balance sheet — Ended the quarter with $242B of common shareholders’ equity — Book value per share of $27.96 improved 6% — Common Equity Tier 1 Capital ratio of 11.4% (minimum requirement is 9.5%) — End of period deposits of $1.7T in 2Q20, with significant increases in all lines of business — Paid $1.6B in dividends to shareholders in 2Q; suspended share repurchase program in March 2 • Revenue down 3% — Net interest income of $10.8B ($11.0B FTE 3), down 11%, driven primarily by lower interest rates, partially offset by loan and deposit growth — Sales and Trading revenue of $4.2B, up 28%; Sales and Trading revenue excl. DVA of $4.4B, up 35% (FICC up 50%, Equities up 7%) 4 — Record Investment Banking Fee quarter of $2.2B, up 57% • Noninterest expense of $13.4B increased $0.1B, or 1%, as net COVID-19 expenses were partially offset by other reductions • Net charge-offs of $1.1B are relatively unchanged from 1Q20 Note: FTE stands for fully taxable-equivalent basis. 1 Represents a non-GAAP financial measure. For a reconciliation to GAAP, see note B on slide 31. For important presentation information, see slide 34. 2 Other than share repurchases to offset shares issued under Bank of America’s equity compensation plans. 3 Represents a non-GAAP financial measure. For important presentation information, see slide 34. 3 4 Represents a non-GAAP financial measure. See Note E on slide 31 and slide 34 for important presentation information.

Continuing Support for Employees, Clients and Communities Expanded employee benefits (no-cost COVID-19 testing in U.S.; no-fee Teladoc; enhanced back-up childcare; ► physical and emotional wellness resources; vacation and personal day flexibility) ► Completed ~334,000 PPP 1 loans YTD to deliver $25B of funding to small business owners (average of $78k, 99% of loans to businesses with <100 employees) ► Consumer and Small Business proactive client outreach: — Increased outbound client calls by >50% to 100,000 per day in 2Q20 — Sent ~240MM emails to clients highlighting COVID-19 client support options since March ► Processed ~1.8MM payment deferrals across credit card, auto, mortgage and home equity, and small business line and loans, since enacting the Client Assistance Program on March 16th, of which ~1.7MM were still in place as of July 9th ► Opening drive-up windows at many of our financial centers ► Hosting calls, virtual meetings and broadcasts to actively advise and connect with Wealth and Private Bank clients ► Pledged $1B over four years to help local communities address economic and racial inequality accelerated by a global pandemic ► Donated more than 4MM masks to organizations in need 1 PPP stands for Paycheck Protection Program. 4

# Supporting Consumer Clients Through Payment Deferrals

- Starting March 16th, enacted Client Assistance Program – offering assistance to 66MM Consumer and Small Business clients in response to the unprecedented challenges of COVID-19, allowing clients to defer payments; processed ~1.8MM total deferrals
- ~1.7MM deferrals were still in place as of July 9th
  - Represents $29.8B of consumer balances
  - ~1.3MM requests had been received by April 30th
  - 92% of deferral requests are for credit card [2]
- By the week ending June 28th, deferral requests had declined 98% from their peak in early April and have remained at this low level

| Payment Deferrals | Deferrals ($B) | % of Balances | % of Accounts |
|---|---|---|---|
| Consumer card | 7.6 | 9% | 5% |
| Small Business card | 1.5 | 21% | 14% |
| Small Business non-credit card lending | 3.5 | 28% | 14% |
| HFI home loans [1] | 15.7 | 6% | 5% |
| Consumer vehicle lending | 1.5 | 3% | 2% |

- Largest number of processed deferrals are credit card holders
  - 85% of credit card deferrals were initiated in late March or April
  - More than 95% were current on their payments when requested
  - More than 60% of the card deferrals still in place have made at least one payment
  - 33% have made a payment every month
- Small Business non-credit card lending has the highest concentration of deferrals at 14% of total accounts and 28% of total balances, driven by Practice Solutions group, serving dentists, doctors, and veterinarians
  - Surveys of our doctors, dentists, and veterinarians have indicated that the vast majority have reopened operations, and built-up demand for services is significantly easing their need for future deferrals
  - 25% of Small Business non-credit card lending accounts and 31% of balances on deferral have expired since June

Note: Data as of July 9, 2020.

[1] The Company originates, funds and services residential mortgage loans and determines if a loan will be classified as held-for-investment at the time of the loan commitment. Loans the Company intends to hold for the foreseeable future or to maturity or payoff are classified as held-for-investment.

[2] Credit card refers to Consumer and Small Business card.

5

Consumer and Small Business Payments and Spending Trend Year-over-Year % Growth – 7 Day Moving Average Total Payments 1 30% Credit 2 20% Debit 10% 0% (10%) (20%) (30%) (40%) (50%) Jan Feb Mar Apr May Jun • On a YoY basis, total payments were down 36% at their lowest point during 2Q20, but improved and were down less than 10% by the end of the quarter • Debit spend improved steadily, as states reopened and consumers used their cards for more essential spending, retail, services and restaurant spending. In the last three weeks of June, YoY debit spending was up 10% on average, and continued at this higher level into July due to 4th of July holiday momentum • While Credit spending was down 40% YoY at its lowest point during 2Q20, it slowly improved during the quarter, and was down 10% in the first week of July. Credit spend has been slower to improve, as it is more typically used for non-essential spending like travel and entertainment • The increase in spending seen in May and June gained momentum in July, due to stimulus programs such as Economic Impact Payments and Paycheck Protection Program, and gradual state re-openings, as clients increased spending in local economies 1 Total payments include total credit card, debit card, ACH, wires, bill pay, person-to-person, cash and checks. 6 2 Includes consumer and small business credit card portfolios in Consumer Banking and GWIM.

Lending Activity • Line of business loans increased $28B, or nearly 3%, from year end 2019; excluding PPP activity, loans are up modestly • Commercial loans (ex PPP) grew $5B YTD, as clients paid down $62B of the $67B of loan growth seen in 1Q20 — Approved new or expanded commitments of nearly $160B YTD • Growth in loans to consumers was muted, as higher real estate activity was offset by lower credit card spend due to the uncertain environment Modest Loan Growth YTD ($B, Ending) Total Commercial Committed ($B) 1 1,100 4Q19 1Q20 2Q20 $1,062 $1,081 $1,060 $6 ($8) $67 ($1) $1,051 ($2) ($62) 1,050 $25 ($11) $999 1,000 $8 ($6) $983 ($1) 950 900 4Q19 Ending Consumer Consumer Other Commercial All Other 1Q20 Ending Consumer Consumer Other Commercial PPP All Other 2Q20 Ending Loans Real Estate Card Consumer Loans Real Estate Card Consumer (ex PPP) Loans Note: Amounts may not total due to rounding. 1 Committed exposure includes both utilized and unused portions of binding loan & loan equivalents exposure including loans, leases, letters of credit, bankers acceptances, assets held for 7 sale and derivative assets at fair value less cash collateral.

Record Breaking Customer Deposit Activity • Total Corporation deposits increased $135B in Q2, taking YTD deposit growth to $284B, or 20%, since year-end, as Bank of America continues to provide safety and soundness for customers and support corporate clients • YTD Global Banking deposits have grown 31%, driven by client flight to safety • YTD Consumer Banking deposits up $123B, or 17%, with 69% concentrated in checking growth. In 2Q20, Consumer deposits increased $92B — Average checking account balances increased 13% YoY; average savings account balances are 8% higher • Rate paid continues to follow the path of short term interest rates; current 9 bps rate paid similar to 7 bps in 4Q15, when Fed Funds target rate was at a similar level $B, Ending Rate Paid 44bps 33bps 9bps 1,800 $24 $11 $1,719 $92 $9 1,650 $94 $4 $1,583 $19 1,500 $32 $1,435 1,350 1,200 4Q19 Ending Consumer GWIM Global GM and All 1Q20 Ending Consumer GWIM Global GM and All 2Q20 Ending Deposits Banking Banking Other Deposits Banking Banking Other Deposits Note: Amounts may not total due to rounding. 8

# Digital Engagement

(Data is for 2Q20 and comparisons are YoY unless otherwise noted)

- 2.3B digital banking logins, up 20%
- Average logins per user up 14%
- Over 2MM mobile Spanish users, up 15%
- Over 1MM new mobile check deposit users, ~22% of which were baby boomers
- Digital Consumer sales up 20%
- Digital sales represented 47% of total consumer sales

- Record high of 665k digitally scheduled appointments
- ~500k CashPro online users
- CashPro mobile logins up 77%
- Erica users nearly doubled to ~14MM
- Erica now understands more than 60,000 COVID-19 related terms, questions and requests
- Texts with GWIM clients via Cell Trust up 85%
- Over 98k WebEx meetings hosted by financial advisors, up 419%

PRIVATE BANK

CashPro

**Every quarter we are delivering on our long-term commitment to innovation and platform resilience**

9

# Consumer Banking Digital Usage Trends [1]

## Active Digital Banking Users (MM)


14.4MM Erica users
YoY
+5%
+9%
50
40
30
20
10
0
34.0
35.7
37.3
39.3
22.9
25.3
27.8
30.3
2Q17
2Q18
2Q19
2Q20
Digital banking users
Mobile banking users

## Total Payments ($B)


YoY
$900
$600
$300
$0
$679
$740
$791
$690
(13%)
354
361
363
263
(27%)
325
379
428
426
0%
2Q17
2Q18
2Q19
2Q20
Digital
Non-Digital

## Person-to-Person Payments (Zelle) [4]


Zelle users (MM)
3.1
5.5
8.0
11.3
140
105
70
35
0
$60
$40
$20
$0
14.5
35.2
68.9
117.2
$5
$10
$18
$32
2Q17
2Q18
2Q19
2Q20
Transactions (MM)
Volume ($B)

## Digital Channel Usage [2, 3]


YoY
+20%
+14%
2,600
2,200
1,800
1,400
1,000
600
1,000
750
500
250
0
1,529
1,822
1,961
2,346
371
460
583
665
2Q17
2Q18
2Q19
2Q20
Digital Channel Usage (MM)
Digital Appointments (000's)

## Deposit Transactions by Channel


100%
75%
50%
25%
0%
28%
24%
22%
15%
72%
76%
78%
85%
2Q17
2Q18
2Q19
2Q20
Digital
Financial Center

## Digital % of Total Sales


50%
40%
30%
20%
10%
0%
27%
29%
29%
47%
61%
54%
50%
43%
39%
46%
50%
57%
2Q17
2Q18
2Q19
2Q20
Mobile
Desktop

Note: Amounts may not total due to rounding.
[1] Digital users represent mobile and/or desktop users.
[2] Digital channel usage represents the total number of desktop and mobile banking sessions.
[3] Digital appointments represent the number of client-scheduled appointments made via online, smartphone or tablet.
[4] Includes Bank of America person-to-person payments sent and received through e-mail or mobile identification. Zelle users represent 90-day active users.

10

# Balance Sheet, Liquidity and Capital

(EOP basis unless noted)

| Balance Sheet ($B) | 2Q20 | 1Q20 | 2Q19 |
|---|---|---|---|
| Total assets | $2,741.7 | $2,620.0 | $2,395.9 |
| Total loans and leases | 998.9 | 1,050.8 | 963.8 |
| Total loans and leases in business segments [1] | 973.8 | 1,014.7 | 920.5 |
| Total debt securities | 471.9 | 475.9 | 446.1 |
| **Funding & Liquidity ($B)** | | | |
| Total deposits | $1,718.7 | $1,583.3 | $1,375.1 |
| Long-term debt | 261.6 | 256.7 | 238.0 |
| Global Liquidity Sources (average) [2] | 796 | 565 | 552 |
| **Equity ($B)** | | | |
| Common shareholders' equity | $242.2 | $241.5 | $246.7 |
| Common equity ratio | 8.8 % | 9.2 % | 10.3 % |
| Tangible common shareholders' equity [3] | $172.4 | $171.7 | $176.8 |
| Tangible common equity ratio [3] | 6.5 % | 6.7 % | 7.6 % |
| **Per Share Data** | | | |
| Book value per common share | $27.96 | $27.84 | $26.41 |
| Tangible book value per common share [3] | 19.90 | 19.79 | 18.92 |
| Common shares outstanding (in billions) | 8.66 | 8.68 | 9.34 |

| Basel 3 Capital ($B) [4] | 2Q20 | 1Q20 | 2Q19 |
|---|---|---|---|
| Common equity tier 1 capital (CET1) | $171.0 | $168.1 | $171.5 |
| **Standardized approach** | | | |
| Risk-weighted assets | $1,475 | $1,561 | $1,467 |
| CET1 ratio | 11.6 % | 10.8 % | 11.7 % |
| **Advanced approaches** | | | |
| Risk-weighted assets | $1,503 | $1,512 | $1,431 |
| CET1 ratio | 11.4 % | 11.1 % | 12.0 % |
| **Supplementary leverage** | | | |
| Supplementary leverage ratio (SLR) | 7.0 % | 6.4 % | 6.8 % |

- In 2Q20, risk-weighted assets under Advanced approaches yielded the lower CET1 ratio and was therefore used to assess capital adequacy
  - 2Q20 CET1 ratio (Advanced) of 11.4% [4]
  - 1Q20 CET1 ratio (Standardized) of 10.8% [4]
  - CET1 capital of $171.0B was up $2.9B from 1Q20
  - Advanced RWA of $1,503B decreased $9B from 1Q20
- Returned $1.6B of capital to shareholders via dividends in 2Q20
- Book value per share increased 6% from 2Q19 to $27.96
- $796B of average Global Liquidity Sources;[2] up nearly $250B

[1] Excludes loans and leases in All Other.
[2] See Note D on slide 31 for definition of Global Liquidity Sources.
[3] Represent non-GAAP financial measures. For important presentation information, see slide 34.
[4] Regulatory capital ratios at June 30, 2020 are preliminary. The Corporation reports regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy, which for Common equity tier 1 (CET1) is the Advanced approaches for the quarter ended June 30, 2020 and the Standardized approach for all other reporting dates presented. Supplementary leverage exposure at June 30, 2020 excludes U.S. Treasury Securities and deposits at Federal Reserve Banks.

11

# Net Interest Income

## Net Interest Income (FTE, $B) [1]



$15
$10
$5
$0
$12.3
$12.3
$12.3
$12.3
$11.0
$12.2
$12.2
$12.1
$12.1
$10.8
2Q19
3Q19
4Q19
1Q20
2Q20
Net interest income (GAAP)
FTE adjustment

- Net interest income of $10.8B ($11.0B FTE [1])
  - Decreased $1.3B, or 11%, from 2Q19, driven by lower interest rates, partially offset by loan and deposit growth
  - YoY spot 1M LIBOR fell 222 bps; 10yr treasury rate declined 135 bps
- Net interest yield of 1.87% decreased 57 bps from 2Q19 and 46 bps from 1Q20 [1]
  - Decrease driven by lower NII due to rates, coupled with the investment of deposit inflows, which are being held in low yielding products while their durability is assessed given the uncertain economic environment
  - Average rate paid on interest-bearing deposits declined 34 bps from 1Q20 to 0.13%
- Asset sensitivity position improved compared to 1Q20

## Net Interest Yield (FTE) [1]



3.5%
3.0%
2.5%
2.0%
1.5%
2.98%
2.89%
2.77%
2.77%
2.06%
2.44%
2.41%
2.35%
2.33%
1.87%
2Q19
3Q19
4Q19
1Q20
2Q20
Reported net interest yield
Net interest yield excl. GM

## QoQ Net Interest Yield (FTE) [1] Drivers



NIY
2.33%
Impact of
Global Mkts
+24 bps
Due to Rates
(43) bps
Cash & Short
Term
Investments
(27) bps
NIY
1.87%
1Q20
2Q20

Notes: FTE stands for fully taxable-equivalent basis. GM stands for Global Markets.

[1] Represent non-GAAP financial measures. Net interest yield adjusted to exclude Global Markets NII of $1.3B, $1.2B, $1.1B, $1.0B and $0.8B and average earning assets of $478.6B, $501.6B, $481.4B, $476.9B and $474.1B for 2Q20, 1Q20, 4Q19, 3Q19 and 2Q19, respectively. The Company believes the presentation of net interest yield excluding Global Markets provides investors with transparency of NII and net interest yield in core banking activities. For important presentation information, see slide 34.

12

Expense and Efficiency Total Noninterest Expense ($B) $15.2 $15 $13.8 $13.3 $13.5 $13.4 $13.2 $13.0 $13.1 $13.2 2.1 $13.2 5.4 $10 5.3 5.3 5.3 5.0 5.3 5.3 5.3 5.1 5.4 $5 8.5 7.9 7.7 7.7 8.2 8.0 7.8 8.0 8.3 8.0 $0 1 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 Compensation and benefits Other JV impairment charge Efficiency Ratio 65% 60% 60% 60% 59% 59% 59% 55% 57% 58% 57% 57% 57% 50% 1 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 • Noninterest expense of $13.4B increased $0.1B from 2Q19, as $400MM in net COVID-19 expenses were partially offset by other cost reductions • Noninterest expense was $0.1B lower than 1Q201 driven by a seasonal decline in payroll tax expense and included $400MM in net COVID-19 expenses Note: Amounts may not total due to rounding. 1 3Q19 efficiency ratio is adjusted to exclude the 3Q19 impairment charge of $2.1B related to the notice of termination of the merchant services joint venture (JV) at the conclusion of 13 its current term, which represents a non-GAAP financial measure. Reported 3Q19 efficiency ratio was 67%. See Note C on slide 31 for reconciliations.

# Asset Quality

## Net Charge-offs ($MM) [1]


$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
1.0%
0.5%
0.0%
$887
$811
$959
$1,122
$1,146
0.38%
0.34%
0.39%
0.46%
0.45%
2Q19
3Q19
4Q19
1Q20
2Q20
Net charge-offs
Net charge-off ratio

*3Q19 and 2Q19 included recoveries from the sale of previously charged-off non-core consumer real estate loans of $198MM and $118MM; NCO ratio of 0.42% and 0.43% excluding these sales; impact of sales on other periods presented was immaterial*

## Provision for Credit Losses ($MM)


$6,000
$4,000
$2,000
$0
$857
$779
$941
$4,761
$5,117
2Q19
3Q19
4Q19
1Q20
2Q20

- Total net charge-offs of $1.1B are relatively unchanged from 1Q20
- Net charge-off (NCO) ratio of 45 bps decreased 1 bp from 1Q20
  - Consumer net charge-offs of $0.7B decreased $138MM primarily driven by deferrals and government stimulus
  - Commercial net charge-offs of $0.4B increased $162MM primarily driven by real estate and energy
- Provision expense of $5.1B increased $0.4B from 1Q20
  - 2Q20 included a reserve build of $4.0B, primarily due to the weaker economic outlook related to COVID-19
- Allowance for loan and lease losses of $19.4B increased $3.6B from 1Q20 and represented 1.96% of total loans and leases [1]
  - Total allowance of $21.1B includes $1.7B for unfunded commitments
- Nonperforming loans increased $0.3B from 1Q20 driven by an increase in commercial nonperforming loans
- Commercial reservable criticized utilized exposure of $26.0B increased $8.6B, or 167 bps of commercial reservable utilized exposure, from 1Q20
  - Increases include Retailing, Cruise Lines, Real Estate, Energy, Restaurants and Hotels

[1] Excludes loans measured at fair value.

14

# Asset Quality – Consumer and Commercial Portfolios

## Consumer Net Charge-offs ($MM)


$1,000
$800
$600
$400
$200
$0
($200)
$691
$622
$838
$872
$734
0.62%
0.55%
0.72%
0.75%
0.65%
2Q19
3Q19
4Q19
1Q20
2Q20
1.3%
0.7%
0.2%
-0.3%
Credit card
Other
Consumer NCO ratio

| Consumer Metrics ($MM) | 2Q20 | 1Q20 | 2Q19 |
|---|---|---|---|
| Provision | $2,614 | $2,093 | $640 |
| Nonperforming loans and leases | 2,191 | 2,204 | 3,027 |
| % of loans and leases [1] | 0.49 % | 0.47 % | 0.67 % |
| Consumer 30+ days performing past due | $3,927 | $5,437 | $5,699 |
| Fully-insured [2] | 1,153 | 1,598 | 2,155 |
| Non fully-insured | 2,774 | 3,839 | 3,544 |
| Allowance for loans and leases | 10,955 | 9,066 | 4,689 |
| % of loans and leases [1] | 2.43 % | 1.95 % | 1.04 % |
| # times annualized NCOs | 3.71 x | 2.59 x | 1.69 x |

## Commercial Net Charge-offs ($MM)


$450
$300
$150
$0
$196
$189
$121
$250
$412
0.16%
0.15%
0.09%
0.19%
0.29%
2Q19
3Q19
4Q19
1Q20
2Q20
0.4%
0.3%
0.2%
0.1%
0.0%
C&I
Small business and other
Commercial NCO ratio

| Commercial Metrics ($MM) | 2Q20 | 1Q20 | 2Q19 |
|---|---|---|---|
| Provision | $2,503 | $2,668 | $217 |
| Reservable criticized utilized exposure | 25,950 | 17,400 | 11,834 |
| Nonperforming loans and leases | 2,202 | 1,852 | 1,160 |
| % of loans and leases [1] | 0.41 % | 0.32 % | 0.23 % |
| Allowance for loans and leases | $8,434 | $6,700 | $4,838 |
| % of loans and leases [1] | 1.57 % | 1.16 % | 0.95 % |

[1] Excludes loans measured at fair value.
[2] Fully-insured loans are FHA-insured loans and other loans individually insured under long-term standby agreements.

15

# Allowance for Credit Losses Has More Than Doubled YTD to $21.1B

| ($MM) | 4Q19 | | 1Q20 | | 2Q20 | |
|---|---|---|---|---|---|---|
| | Amount | % of Loans and Leases Outstanding | Amount | % of Loans and Leases Outstanding | **Amount** | **% of Loans and Leases Outstanding** |
| Residential mortgage | $325 | 0.14% | $430 | 0.18% | **$439** | **0.18%** |
| Home equity | 221 | 0.55% | 378 | 0.96% | **394** | **1.03%** |
| Credit Card | 3,710 | 3.80% | 7,583 | 8.25% | **9,247** | **10.98%** |
| Direct/indirect/other consumer | 286 | 0.31% | 675 | 0.75% | **875** | **0.99%** |
| Total consumer | $4,542 | 0.98% | $9,066 | 1.95% | **$10,955** | **2.43%** |
| U.S. commercial [1] | 3,015 | 0.94% | 4,135 | 1.11% | **4,788** | **1.36%** |
| Non-U.S. commercial | 658 | 0.63% | 1,041 | 0.89% | **1,321** | **1.27%** |
| Commercial real estate | 1,042 | 1.66% | 1,439 | 2.16% | **2,235** | **3.49%** |
| Commercial lease financing | 159 | 0.80% | 85 | 0.45% | **90** | **0.50%** |
| Total commercial | $4,874 | 0.96% | $6,700 | 1.16% | **$8,434** | **1.57%** |
| **Allowance for loan and lease losses** | $9,416 | 0.97% | $15,766 | 1.51% | **$19,389** | **1.96%** |
| **Reserve for unfunded lending commitments** | 813 | | 1,360 | | **1,702** | |
| **Allowance for credit losses** | $10,229 | | $17,126 | | **$21,091** | |

Note: Effective January 1, 2020, the Company adopted the new CECL accounting standard that measures the allowance based on management's best estimate of lifetime expected credit losses inherent in the Company's lending activities. Prior periods included in this presentation reflect measurement of the allowance based on management's estimate of probable incurred credit losses.

[1] Includes allowance for loan and lease losses for U.S. small business commercial loans.

16

# Consumer Banking

| Summary Income Statement ($MM) | 2Q20 | Inc / (Dec) 1Q20 | Inc / (Dec) 2Q19 |
|---|---|---|---|
| Total revenue, net of interest expense | $7,851 | ($1,278) | ($1,866) |
| Provision for credit losses | 3,024 | 766 | 2,077 |
| *Net charge-offs* | *843* | *(120)* | *(72)* |
| *Reserve build* | *2,181* | *886* | *2,149* |
| Noninterest expense | 4,733 | 238 | 321 |
| Pretax income | 94 | (2,282) | (4,264) |
| *Pretax, pre-provision income* [1] | *3,118* | *(1,516)* | *(2,187)* |
| Income tax expense | 23 | (559) | (1,045) |
| Net income | $71 | ($1,723) | ($3,219) |

| Key Indicators ($B) | 2Q20 | 1Q20 | 2Q19 |
|---|---|---|---|
| Average deposits | $810.7 | $736.7 | $707.1 |
| Rate paid on deposits | 0.07 % | 0.11 % | 0.10 % |
| Cost of deposits [2] | 1.43 | 1.50 | 1.53 |
| Average loans and leases | $321.6 | $316.9 | $296.4 |
| Net charge-off ratio | 1.05 % | 1.22 % | 1.24 % |
| Consumer investment assets [3] | $246.1 | $212.2 | $219.7 |
| Active mobile banking users (MM) | 30.3 | 29.8 | 27.8 |
| % Consumer sales through digital channels | 47 % | 33 % | 29 % |
| Number of financial centers | 4,298 | 4,297 | 4,349 |
| Combined credit / debit purchase volumes [4] | $143.3 | $153.0 | $161.5 |
| Total consumer credit card risk-adjusted margin [4] | 8.49 % | 7.94 % | 7.93 % |
| Return on average allocated capital | 1 | 19 | 36 |
| Allocated capital | $38.5 | $38.5 | $37.0 |
| Efficiency ratio | 60 % | 49 % | 45 % |

- Net income of $71MM declined from several COVID-19 impacts
  - Weaker economic outlook related to COVID-19 drove a $2.2B reserve build
  - Lower interest rates drove NII down
  - Client activity and fee waivers drove noninterest income lower
  - Increased operating costs associated with the health and safety of employees and clients
- Noninterest expense of $4.7B increased 7% from 2Q19, driven by incremental expense to support customer and employees during COVID-19 and investments for business growth and digital capabilities
  - Continued investment in financial center and ATM builds / renovations, sales professionals and digital capabilities offset by the benefits of digital usage, which increased for sales, services and appointments
- Average deposits of $811B grew $104B, or 15%, from 2Q19
  - 55% of deposits in checking accounts; 92% primary accounts [5]
  - Average cost of deposits of 1.43%;[2] rate paid of 7 bps
- Average loans and leases of $322B increased $25B, or 8%, from 2Q19, driven by growth in residential mortgages and PPP loans
- Consumer investment assets of $246B grew $26B, or 12%, from 2Q19, driven by client flows
  - $23B of client flows since 2Q19
  - 2.9MM client accounts, up 9%
- Combined credit / debit card spend decreased 11% from 2Q19
- 6.6MM consumer clients enrolled in Preferred Rewards; 99% retention

[1] Represents a non-GAAP financial measure. For more information and a reconciliation to GAAP, see note B on slide 31. For important presentation information, see slide 34.
[2] Cost of deposits calculated as annualized noninterest expense as a percentage of total average deposits within the Deposits subsegment.
[3] Consumer investment assets include client brokerage assets, deposit sweep balances and assets under management in Consumer Banking.
[4] Includes consumer credit card portfolios in Consumer Banking and GWIM.
[5] Represents the percentage of consumer checking accounts that are estimated to be the customer's primary account based on multiple relationship factors (e.g., linked to their direct deposit).

17

# Consumer Banking Trends

## Business Leadership [1]

- #1 Consumer Deposit Market Share [A]
- #1 Small Business Lender [B]
- #1 Online Banking and Mobile Banking Functionality [C]
- #1 Home Equity Originator [D]
- #1 in Prime Auto Credit distribution of new originations among peers [E]
- #1 Digital Checking Account Sales Functionality [F]
- Named North America's Best Digital Bank [G]
- Best Mortgage Lender for First Time Home Buyers [H]
- 5 Star Ranking Overall – Named a Top Online Stock Broker [H]

## Total Revenue ($B)



$10
$8
$6
$4
$2
$0
$9.7
$9.7
$9.5
$9.1
$7.9
2.6
2.7
2.6
2.3
1.9
7.1
7.0
6.9
6.9
6.0
2Q19
3Q19
4Q19
1Q20
2Q20
Net interest income
Noninterest income

## Total Expense ($B) and Efficiency



$5
$4
$3
$2
$1
$0
65%
50%
35%
$4.4
$4.4
$4.5
$4.5
$4.7
45%
45%
47%
49%
60%
2Q19
3Q19
4Q19
1Q20
2Q20
Noninterest expense
Efficiency ratio

## Average Deposits ($B)



$900
$750
$600
$450
$300
$150
$0
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
$707
$709
$720
$737
$811
333
333
335
342
364
0.10%
0.11%
0.11%
0.11%
0.07%
374
377
384
395
446
2Q19
3Q19
4Q19
1Q20
2Q20
Checking
Other
Rate paid (%)

## Average Loans and Leases ($B)



$350
$300
$250
$200
$150
$100
$50
$0
$296
$304
$311
$317
$322
20
20
21
21
29
35
34
32
32
31
51
51
51
51
50
91
92
92
92
84
100
108
115
122
127
2Q19
3Q19
4Q19
1Q20
2Q20
Residential mortgage
Vehicle lending
Small business / other
Consumer credit card
Home equity

## Consumer Investment Assets (EOP, $B) [2]



$300
$250
$200
$150
$100
$50
$0
$220
$223
$240
$212
$246
2Q19
3Q19
4Q19
1Q20
2Q20

Note: Amounts may not total due to rounding.

[1] See slide 32 for business leadership sources.

[2] Consumer investment assets include client brokerage assets, deposit sweep balances and assets under management (AUM) in Consumer Banking.

18

# Global Wealth & Investment Management

| Summary Income Statement ($MM) | 2Q20 | Inc / (Dec) 1Q20 | 2Q19 |
|---|---|---|---|
| Total revenue, net of interest expense | $4,425 | ($511) | ($475) |
| Provision for credit losses | 136 | (53) | 115 |
| *Net charge-offs* | *9* | *0* | *(3)* |
| *Reserve build* | *127* | *(53)* | *118* |
| Noninterest expense | 3,463 | (137) | 9 |
| Pretax income | 826 | (321) | (599) |
| *Pretax, pre-provision income* [1] | *962* | *(374)* | *(484)* |
| Income tax expense | 202 | (79) | (147) |
| Net income | $624 | ($242) | ($452) |

| Key Indicators ($B) | 2Q20 | 1Q20 | 2Q19 |
|---|---|---|---|
| Average deposits | $287.1 | $263.4 | $253.9 |
| Rate paid on deposits | 0.06 % | 0.51 % | 1.09 % |
| Average loans and leases | 182.2 | 178.6 | 166.3 |
| Net charge-off ratio | 0.02 % | 0.02 % | 0.03 % |
| AUM flows [2] | $3.6 | $7.0 | $5.3 |
| Pretax margin | 19 % | 23 % | 29 % |
| Return on average allocated capital | 17 | 23 | 30 |
| Allocated capital | $15.0 | $15.0 | $14.5 |

- Net income of $0.6B decreased 42% from 2Q19
  - Pretax margin of 19%
- Revenue of $4.4B decreased 10% from 2Q19
  - NII declined, as the benefit of strong deposit and loan growth was more than offset by the impact of lower interest rates
  - Noninterest income decreased 7%, driven by lower transactional revenue and market valuations, partially offset by the benefits of positive AUM flows
- Provision increased from 2Q19 primarily due to a reserve build associated with a weaker economic outlook related to COVID-19
- Noninterest expense was flat vs. 2Q19
- Client balances of $2.9T, up 1% from 2Q19, driven by client flows
  - AUM flows of $4B in 2Q20 [2]
  - Average deposits of $287B increased $33B, or 13%, from 2Q19
  - Average loans and leases of $182B increased $16B, or 10%, from 2Q19, driven by residential mortgage and custom lending
- 2Q20 net new households of nearly 6,000 in Merrill Lynch and nearly 500 net new relationships in Private Bank
- Household mobile channel usage increased 37% in Private Bank and 28% in Merrill Lynch from 2Q19
  - In 2Q20, 39% of checks deposited via mobile check deposit, up from 24% for 2Q19
- Wealth advisors grew 2% from 2Q19, to 19,851

[1] Represents a non-GAAP financial measure. For more information and a reconciliation to GAAP, see note B on slide 31. For important presentation information, see slide 34.
[2] Starting in 2Q19, AUM flows include managed deposits in investment accounts.

19

# Global Wealth & Investment Management Trends

**Business Leadership** [1]

- #1 U.S. wealth management market position across client assets, deposits and loans [I]
- #1 in personal trust assets under management [J]
- #1 in Barron's Top 1,200 ranked Financial Advisors (2020)
- #1 in Forbes' Top Next Generation Advisors (2019) and Best-in-State Wealth Advisors (2020)
- #1 in Financial Times Top 401K Retirement Plan Advisers (2019)
- #1 in Barron's Top 100 Women Advisors (2019)
- #1 in Forbes' Top Women Advisors (2019)
- Digital Wealth Impact Innovation Award for Digital Engagement [K]

**Average Deposits ($B)**



$300
$200
$100
$0
$254
$254
$256
$263
$287
2Q19
3Q19
4Q19
1Q20
2Q20

**Average Loans and Leases ($B)**



$200
$150
$100
$50
$0
$166
$170
$174
$179
$182
43
44
45
47
49
39
39
39
40
39
82
84
87
90
92
2Q19
3Q19
4Q19
1Q20
2Q20
Consumer real estate
Custom lending
Securities-based lending
Credit card / Other

**Total Revenue ($B)**



$5
$4
$3
$2
$1
$0
$4.9
$4.9
$4.9
$4.9
$4.4
0.8
0.7
0.7
0.7
0.6
2.5
2.6
2.6
2.7
2.5
1.6
1.6
1.6
1.6
1.4
2Q19
3Q19
4Q19
1Q20
2Q20
Net interest income
Asset management fees
Brokerage / Other

**Client Balances (EOP, $B)** [2, 3]



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,899
$2,906
$3,048
$2,659
$2,928
172
176
179
184
187
252
252
263
282
292
1,204
1,212
1,276
1,092
1,220
1,314
1,306
1,373
1,155
1,282
2Q19
3Q19
4Q19
1Q20
2Q20
Brokerage / Other
AUM
Deposits
Loans and leases

Note: Amounts may not total due to rounding.
[1] See slide 32 for business leadership sources.
[2] Loans and leases include margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.
[3] Managed deposits in investment accounts of $53B, $56B, $43B, $40B and $44B for 2Q20, 1Q20, 4Q19, 3Q19 and 2Q19, respectively, are included in both AUM and Deposits. Total client balances only include these balances once.

20

# Global Banking

| Summary Income Statement ($MM) | 2Q20 | Inc/(Dec) 1Q20 | Inc/(Dec) 2Q19 |
|---|---|---|---|
| Total revenue, net of interest expense [1] | $5,091 | $491 | $116 |
| Provision for credit losses | 1,873 | (220) | 1,748 |
| *Net charge-offs* | *330* | *170* | *201* |
| *Reserve build* | *1,543* | *(390)* | *1,547* |
| Noninterest expense | 2,223 | (98) | 12 |
| Pretax income | 995 | 809 | (1,644) |
| *Pretax, pre-provision income* [2] | *2,868* | *589* | *104* |
| Income tax expense | 269 | 219 | (444) |
| Net income | $726 | $590 | ($1,200) |

| Selected Revenue Items ($MM) | 2Q20 | 1Q20 | 2Q19 |
|---|---|---|---|
| Total Corporation IB fees (excl. self-led) [1] | $2,159 | $1,388 | $1,371 |
| Global Banking IB fees [1] | 1,181 | 761 | 717 |
| Business Lending revenue | 1,863 | 2,014 | 2,059 |
| Global Transaction Services revenue | 1,811 | 2,005 | 2,161 |

| Key Indicators ($B) | 2Q20 | 1Q20 | 2Q19 |
|---|---|---|---|
| Average deposits | $493.9 | $382.4 | $362.6 |
| Average loans and leases | 423.6 | 386.5 | 372.5 |
| Net charge-off ratio | 0.32 % | 0.17 % | 0.14 % |
| Return on average allocated capital | 7 % | 1 % | 19 % |
| Allocated capital | $42.5 | $42.5 | $41.0 |
| Efficiency ratio | 44 % | 50 % | 44 % |

- Net income of $0.7B decreased $1.2B from 2Q19 due to higher provision expense
  - Pretax, pre-provision income up 4% YoY [2]
- Revenue of $5.1B increased 2% from 2Q19, as higher investment banking fees and portfolio valuations more than offset lower NII
- Total Corporation investment banking fees of $2.2B (excl. self-led) increased 57% from 2Q19, driven by increases in advisory, debt and equity underwriting fees
  - Ranked #3 in global investment banking fees [3]
  - 8.2% investment banking fee market share, up 230 bps [3]
- Provision for credit losses increased $1.7B, primarily due to a reserve build associated with a weaker economic outlook related to COVID-19
- Noninterest expense of $2.2B increased 1% from 2Q19
- Average deposits of $494B increased 36% from 2Q19, reflecting client flight to safety, government stimulus and placement of credit draws
- Average loans and leases of $424B increased 14% from 2Q19, driven by revolver draws at the end of 1Q20 which were partially paid down throughout 2Q20

[1] Global Banking and Global Markets share in certain deal economics from investment banking, loan origination activities and sales and trading activities.
[2] Represents a non-GAAP financial measure. For more information and a reconciliation to GAAP, see note B on slide 31. For important presentation information about this measure, see slide 34.
[3] Per Dealogic as of July 1, 2020 for the quarter ended June 30, 2020.

21

# Global Banking Trends

**Business Leadership [1]**

- North America's Best Bank for Small to Medium-sized Enterprises [L]
- Best Overall Brand Middle Market Banking [M]
- North America and Latin America's Best Bank for Transaction Services [L]
- North America's Best Bank for Financing [N]
- 2019 Quality, Share and Excellence Awards for U.S. Large Corporate Banking and Cash Management [O]
- Relationships with 77% of the Global Fortune 500; 95% of the U.S. Fortune 1,000 (2019)

**Average Deposits ($B)**



$500
$400
$300
$200
$100
$0
$363
$360
$379
$382
$494
54%
55%
55%
54%
49%
46%
45%
45%
46%
51%
2Q19
3Q19
4Q19
1Q20
2Q20
Noninterest-bearing
Interest-bearing

**Average Loans and Leases ($B)**



$500
$400
$300
$200
$100
$0
$373
$377
$377
$386
$424
15
15
15
15
15
176
179
180
183
202
182
183
183
189
200
2Q19
3Q19
4Q19
1Q20
2Q20 [2]
Commercial
Corporate
Business Banking

**Total Revenue ($B) [3]**



$6
$4
$2
$0
$5.0
$5.2
$5.1
$4.6
$5.1
0.8
0.9
1.0
0.4
0.8
0.7
0.8
0.8
0.8
0.7
0.7
0.9
0.8
0.8
1.2
2.7
2.6
2.6
2.6
2.4
2Q19
3Q19
4Q19
1Q20
2Q20
Net interest income
IB fees
Service charges
All other income

**Total Corporation IB Fees ($MM) [4]**



$1,371
$1,533
$1,474
$1,388
$2,159
288
452
377
269
406
395
308
322
283
740
746
816
797
927
1,058
(58)
(43)
(22)
(91)
(45)
2Q19
3Q19
4Q19
1Q20
2Q20
Debt
Equity
Advisory [3]
Self-led deals

Note: Amounts may not total due to rounding.
[1] See slide 32 for business leadership sources.
[2] Average loans and leases for 2Q20 include CARES Act PPP balances of $6.2B.
[3] Global Banking and Global Markets share in certain deal economics from investment banking, loan origination activities, and sales and trading activities.
[4] Advisory includes fees on debt and equity advisory and mergers and acquisitions.

22

# Global Banking Digital Update [1]

**CashPro® Online Users**
across commercial, corporate and business banking clients
**~500K**

**CashPro® Mobile App Logins**
**+77%**
**Rolling 12 mos. YoY**

**CashPro® Mobile Payment Approvals Value**
**$184B**
**up 49% Rolling 12 mos. YoY**

**CashPro® Mobile Checks Deposited**
**+133%**
**Rolling 12 mos. YoY**

Incoming receivables digitally matched with **Intelligent Receivables**
**14MM** [2]
**In last 12 months**

**Mobile Wallet for Commercial Cards**
**+115%** [2]
**YoY**

## Supporting, Advising and Investing in Our Clients' Business Continuity, and Anytime, Anywhere with Digital Solutions that are:

### FAST

**CashPro Mobile**
Expanding access and capabilities

**Mobile Wallet**
For Commercial Card

**Real Time Payments**
For U.S. payments

**CashPro API**
Supporting real-time access

**Digitizing KYC refreshes**
Faster and easier through CashPro Assistant

*Improving Connectivity and Access*

### SMART

**Notifications**
For added visibility

**Intelligent Receivables**
Bringing AI to Receivables with award-winning solution

**Email Assist**
Intelligently casing service requests

**CashPro Assistant**
Driving a fast, smart, secure experience

**eSignature**
Also on CashPro Mobile

*Leveraging Data and Intelligence*

### SECURE

**Mobile Token**
Expanding access

**Document Exchange**
Online and Mobile

**Paperless Statements**
For commercial card

**Biometrics**
For CashPro Mobile

*Confidently doing business anytime, anywhere*

[1] Metrics as of June 30, 2020 unless otherwise indicated.
[2] As of May 2020.

23

# Global Markets

| Summary Income Statement ($MM) | 2Q20 | Inc/(Dec) 1Q20 | Inc/(Dec) 2Q19 |
|---|---|---|---|
| Total revenue, net of interest expense [1] | $5,349 | $123 | $1,205 |
| *Net DVA* | *(261)* | *(561)* | *(230)* |
| *Total revenue (excl. net DVA)* [1,2] | *5,610* | *684* | *1,435* |
| Provision for credit losses | 105 | (2) | 100 |
| *Net charge-offs* | *0* | *(7)* | *0* |
| *Reserve build* | *105* | *5* | *100* |
| Noninterest expense | 2,682 | (130) | 7 |
| Pretax income | 2,562 | 255 | 1,098 |
| *Pretax, pre-provision income* [3] | *2,667* | *253* | *1,198* |
| Income tax expense | 666 | 66 | 249 |
| Net income | $1,896 | $189 | $849 |
| *Net income (excl. net DVA)* [2] | *$2,094* | *$615* | *$1,023* |

| Selected Revenue Items ($MM) [1] | 2Q20 | 1Q20 | 2Q19 |
|---|---|---|---|
| Sales and trading revenue | $4,151 | $4,635 | $3,242 |
| Sales and trading revenue (excl. net DVA) [2] | 4,412 | 4,335 | 3,273 |
| FICC (excl. net DVA) [2] | 3,186 | 2,671 | 2,128 |
| Equities (excl. net DVA) [2] | 1,226 | 1,664 | 1,145 |
| Global Markets IB fees | 940 | 602 | 585 |

| Key Indicators ($B) | 2Q20 | 1Q20 | 2Q19 |
|---|---|---|---|
| Average total assets | $663.1 | $713.1 | $685.4 |
| Average trading-related assets | 467.0 | 503.1 | 496.2 |
| Average 99% VaR ($MM) [4] | 81 | 48 | 34 |
| Average loans and leases | 74.1 | 71.7 | 70.6 |
| Return on average allocated capital | 21 % | 19 % | 12 % |
| Allocated capital | $36.0 | $36.0 | $35.0 |
| Efficiency ratio | 50 % | 54 % | 65 % |

- Net income of $1.9B increased 81% from 2Q19
  - Excluding net DVA, net income of $2.1B increased 96% [2]
- Revenue of $5.3B increased 29% from 2Q19; excluding net DVA, revenue increased 34% [2]
  - Driven by higher sales and trading revenues and investment banking fees, partially offset by the absence of a gain on sale of an equity investment which occurred in 2Q19
- Excluding net DVA, sales and trading revenue of $4.4B increased 35% from 2Q19 [2]
  - FICC revenue of $3.2B increased 50%, driven by strong results across credit-related products, especially in the Americas, as the market rebounded after the March sell-off, as well as a robust performance from macro products due to solid market-making conditions
  - Equities revenue of $1.2B increased 7%, driven by a strong performance in cash and client financing, partially offset by a weaker performance in derivatives
- Provision increased from 2Q19 primarily due to a reserve build associated with a weaker economic outlook related to COVID-19
- Noninterest expense was flat vs. 2Q19
- Average VaR was $81MM in 2Q20 [4] driven by the inclusion of market volatility stemming from the COVID-19 crisis in the look back period

[1] Global Banking and Global Markets share in certain deal economics from investment banking, loan origination activities, and sales and trading activities.
[2] Represents a non-GAAP financial measure. See Note E on slide 31 and slide 34 for important presentation information.
[3] Represents a non-GAAP financial measure. For more information and a reconciliation to GAAP, see note B on slide 31. For important presentation information, see slide 34.
[4] See Note F on slide 31 for the definition of VaR.

24

# Global Markets Trends and Revenue Mix

### Business Leadership [1]

- CMBS Bank of the Year [P]
- Derivatives House of the Year [Q, R]
- Derivatives and Interest Rate Derivatives House of the Year [S]
- Most Innovative Bank for Equity Derivatives [T]
- #1 Global Research Firm [U]
- #1 Global Fixed Income Research Team [U]
- #1 Quality Leader for U.S. FICC Overall Trading Quality and #1 for U.S. FICC Overall Service Quality [O]
- Quality Leader in Global Foreign Exchange Sales and Corporate FX Sales [O]
- Share Leader in U.S. Fixed Income Market Share [O]
- #1 Municipal Bonds Underwriter [V]

### 2020 YTD Global Markets Revenue Mix
(excl. net DVA) [2]



69%
31%
U.S. / Canada
International

### 2020 YTD Total FICC S&T Revenue Mix
(excl. net DVA) [2]



61%
39%
Credit / Other
Macro [3]

### Total Sales and Trading Revenue (excl. net DVA) ($B) [2]



$10
$8
$6
$4
$2
$0
$7.4
2.2
5.2
$7.7
2.8
4.9
$6.8
2.3
4.5
$8.7
2.9
5.9
2017 YTD
2018 YTD
2019 YTD
2020 YTD
FICC
Equities

### Average Trading-related Assets ($B) and VaR ($MM) [4]



$600
$400
$200
$0
$150
$75
$0
$438
$41
$468
$35
$485
$36
$485
$65
2017 YTD
2018 YTD
2019 YTD
2020 YTD
Avg. trading-related assets
Avg. VaR

Note: Amounts may not total due to rounding.
[1] See slide 32 for business leadership sources.
[2] Represents a non-GAAP financial measure. Reported sales and trading revenue was $8.8B, $6.7B, $7.6B and $7.1B for 2020 YTD, 2019 YTD, 2018 YTD and 2017 YTD, respectively. Reported FICC sales and trading revenue was $5.9B, $4.4B, $4.8B and $4.9B for 2020 YTD, 2019 YTD, 2018 YTD and 2017 YTD, respectively. Reported Equities sales and trading revenue was $2.9B, $2.3B, $2.8B and $2.2B for 2020 YTD, 2019 YTD, 2018 YTD and 2017 YTD, respectively. See Note E on slide 31 and slide 34 for important presentation information.
[3] Macro includes currencies, interest rates and commodities products.
[4] See Note F on slide 31 for definition of VaR.

25

All Other 1 Inc/(Dec) Summary Income Statement ($MM) 2Q20 1Q20 2Q19 • Net income of $216MM in 2Q20 compared to net income of Total revenue, net of interest expense ($262) $718 $241 $9MM in 2Q19 Provision (benefit) for credit losses (21) (135) 220 — 2Q20 included a $704MM gain on certain mortgage loan Net charge-offs (36) (19) 133 sales Reserve build 15 (116) 87 Noninterest expense 309 62 (207) • Total corporation effective tax rate of 7% reflects the 11% tax Pretax income (loss) (550) 791 228 rate expected for the rest of 2020 due to the greater impact of Pretax, pre-provision income 2 (571) 656 448 tax credits related to tax-advantaged investments on lower Income tax expense (benefit) (766) 82 21 pretax income, as well as the related adjustment to the year-to- Net income (loss) $216 $709 $207 date tax rate 1 All Other consists of asset and liability management (ALM) activities, equity investments, non-core mortgage loans and servicing activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass certain residential mortgages, debt securities, and interest rate and foreign currency risk management activities. Substantially all of the results of ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture, as well as a portfolio 26 of equity, real estate and other alternative investments. 2 Represents a non-GAAP financial measure. For more information and a reconciliation to GAAP, see note B on slide 31. For important presentation information, see slide 34.

Appendix

Average Deposits Bank of America Ranked #1 in U.S. Deposit Market Share 1 Total Corporation ($B) Consumer Banking ($B) $1,658 YoY YoY $1,750 +21% $900 $811 +15% $1,301 $1,375 $707 $1,400 $1,213 $1,257 $653 $688 542 +36% $596 250 399 $600 203 $1,050 428 178 192 +19% 432 437 163 199 162 174 $700 133 150 +14% $300 976 1,116 781 820 873 $350 300 324 333 330 362 +9% $0 $0 2Q16 2Q17 2Q18 2Q19 2Q20 2Q16 2Q17 2Q18 2Q19 2Q20 Interest-bearing Noninterest-bearing Money market, Savings, CD/IRA Interest checking Noninterest-bearing GWIM ($B) Global Banking ($B) YoY $494 $287 +36% $300 YoY $500 $255 $254 17 +13% $245 $236 17 17 15 +12% $400 $363 17 $323 252 +51% $200 $299 $300 $300 167 270 +13% 203 238 228 239 $200 223 $100 219 229 242 +24% $100 196 120 70 77 $0 $0 2Q16 2Q17 2Q18 2Q19 2Q20 2Q16 2Q17 2Q18 2Q19 2Q20 Interest-bearing Noninterest-bearing Interest-bearing Noninterest-bearing Note: Amounts may not total due to rounding. Total Corporation also includes Global Markets and All Other. 1 Based on June 30, 2019 FDIC deposit data. 28

Average Loans and Leases 1 Total Loans and Leases ($B) Total Loans and Leases in All Other ($B) $1,250 YoY $125 $112 $1,031 $951 +9% 10 $1,000 $900 $915 $935 $100 $88 20 7 $750 $75 16 $63 12 $45 $500 $50 82 7 $30 65 $250 $25 51 5 38 25 $0 $0 2Q16 2Q17 2Q18 2Q19 2Q20 2Q16 2Q17 2Q18 2Q19 2Q20 Residential mortgage Home equity Other Loans and Leases in Business Segments ($B) Year-Over-Year Growth in Business Segments $1,200 YoY 15% $1,001 +11% $906 $827 $872 74 +5% $788 71 $800 70 75 10% 11% 70 424 +14% 355 373 334 345 14% 6% 6% 6% $400 166 182 +10% 5% 141 151 161 8% 4% 7% 6% 6% 6% 6% 5% 243 262 281 296 322 +8% 4% 4% $0 0% 2Q16 2Q17 2Q18 2Q19 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 Consumer Banking GWIM Global Banking Global Markets Consumer loans Commercial loans Total in business segments Note: Amounts may not total due to rounding. 1 Average Loans and Leases for 2Q20 includes CARES Act PPP balances of $16.0B recorded in Consumer $9.2B, GWIM $0.5B and Global Banking $6.2B. 29

# BAC's Transformation Over a Decade

- Transformational changes allow us to be prepared to support our clients. Responsible growth has been embedded in how we run the company for years; we are focused on core, relationship customers and strong client selection
- We have strengthened our capital level and more than doubled our liquidity since 12/31/09 as well as significantly enhanced the way we fund the company
- In addition, we managed the loan portfolio to a more balanced and higher quality credit profile, from 67% consumer / 33% commercial in 4Q09 to 45% consumer / 55% commercial today, with a ~60% reduction in unsecured consumer credit and home equity
- Further, in its annual CCAR stress tests, the Federal Reserve has modeled BAC's loan loss rate to be the lowest vs. peers in seven of the last eight years

**Strengthened Capital [1,2]**
Tangible Common Equity ($B) & Tangible Book Value per Share



$200
$100
$0
$20
$10
$0
$11.31
$19.90
$112
$172
4Q09
2Q20
Tangible common equity
Tangible book value per share

**Built Strong Liquidity [2]**
Ending Global Liquidity Sources ($B) [3]



$214
$876
4Q09
2Q20

**Enhanced Funding Structure [2]**
Ending Deposits and Long-term Debt ($B)



$992
0.59%
$523
3.01%
$1,719
0.09%
$262
2.12%
4Q09
2Q20
Deposits
Long-term Debt
Funding Costs

**Improved Portfolio Balance [2]**
Ending Loans and Leases ($B)



$1,003
33%
67%
$999
55%
45%
4Q09
2Q20
Consumer
Commercial

**Improved Net Charge-Offs [2]**
Quarterly Net Charge-offs ($B)



$11.3
$1.1
4Q09
2Q20

**CCAR Results [4]**
FRB Stress Test Loss Rate (%)



9.2%
7.7%
7.1%
6.9%
6.7%
6.6%
4.9%
4.7%
2013 2014 2015 2016 2017 2018 2019 2020
BAC
JPM
Citi
WFC

[1] Represent non-GAAP financial measures. Tangible common equity is calculated as common shareholders' equity of $242.2B and $207.2B for 2Q20 and 4Q09, which has been reduced by goodwill of $69.0B and $86.3B for 2Q20 and 4Q09 and intangible assets (excluding mortgage servicing rights) of $1.6B and 12.0B, net of related deferred tax liabilities of $0.8B and $3.5B for 2Q20 and 4Q09. Tangible book value per share is calculated as tangible common equity divided by common shares outstanding of 8.7B and 9.9B at 2Q20 and 4Q09. We believe metrics that use tangible equity provide additional useful information because they present measures of those assets that can generate income. Reported book value per share was $27.96 and $20.85 at 2Q20 and 4Q09. For important presentation information, see slide 34.

[2] 4Q09 reflects 12/31/09 information adjusted to include the 1/1/10 adoption of FAS 166/167 as reported in our SEC filings.

[3] See note D on slide 31 for definition of Global Liquidity Sources.

[4] 9-quarter loss rate from CCAR severely adverse scenario.

30

# Notes

[A] Reserve Build (or Release) is calculated by subtracting net charge-offs for the period from the provision for credit losses recognized in that period. The period-end allowance, or reserve, for credit losses reflects the beginning of the period allowance adjusted for net charge-offs recorded in that period plus the provision for credit losses recognized in that period.

[B] Pretax, pre-provision income (PTPI) at the consolidated level is a non-GAAP financial measure calculated by adjusting consolidated pretax income to add back provision for credit losses. Similarly, PTPI at the segment level is a non-GAAP financial measure calculated by adjusting the segments' pretax income to add back provision for credit losses. Management believes that PTPI (both at the consolidated and segment level) is a useful financial measure as it enables an assessment of the Company's ability to generate earnings to cover credit losses through a credit cycle as well as provides an additional basis for comparing the Company's results of operations between periods by isolating the impact of provision for credit losses, which can vary significantly between periods. See reconciliation below.

| | 2Q20 | | | 1Q20 | | | 2Q19 | | |
|---|---|---|---|---|---|---|---|---|---|
| $ Millions | Pretax Income | Provision for Credit Losses | Pretax, Pre-provision Income | Pretax Income | Provision for Credit Losses | Pretax, Pre-provision Income | Pretax Income | Provision for Credit Losses | Pretax, Pre-provision Income |
| Consumer Banking | $ 94 | $ 3,024 | $ 3,118 | $ 2,376 | $ 2,258 | $ 4,634 | $ 4,358 | $ 947 | $ 5,305 |
| Global Wealth & Investment Management | 826 | 136 | 962 | 1,147 | 189 | 1,336 | 1,425 | 21 | 1,446 |
| Global Banking | 995 | 1,873 | 2,868 | 186 | 2,093 | 2,279 | 2,639 | 125 | 2,764 |
| Global Markets | 2,562 | 105 | 2,667 | 2,307 | 107 | 2,414 | 1,464 | 5 | 1,469 |
| All Other | (550) | (21) | (571) | (1,341) | 114 | (1,227) | (778) | (241) | (1,019) |
| Total Corporation (GAAP) | $ 3,799 | $ 5,117 | $ 8,916 | $ 4,531 | $ 4,761 | $ 9,292 | $ 8,959 | $ 857 | $ 9,816 |

[C] The non-cash impairment charge related to the notice of termination of the merchant services joint venture at the conclusion of its current term reduced 3Q19 net income by $1.7B, which included an increase in noninterest expense and a reduction in pretax income of $2.1B and a reduction in income tax expense of $373MM. The impairment charge negatively impacted the Company's 3Q19 efficiency ratio by 909 bps.

[D] Global Liquidity Sources (GLS) include cash and high-quality, liquid, unencumbered securities, inclusive of U.S. government securities, U.S. agency securities, U.S. agency MBS, and a select group of non-U.S. government and supranational securities, and other investment-grade securities, and are readily available to meet funding requirements as they arise. It does not include Federal Reserve Discount Window or Federal Home Loan Bank borrowing capacity. Transfers of liquidity among legal entities may be subject to certain regulatory and other restrictions.

[E] Revenue for all periods included net debit valuation adjustments (DVA) on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Net DVA gains (losses) were ($261MM), $300MM and ($31MM) for 2Q20, 1Q20 and 2Q19, respectively, and $39MM, ($121MM), ($115MM) and ($289MM) for 2020 YTD, 2019 YTD, 2018 YTD and 2017 YTD, respectively. Net DVA gains (losses) included in FICC revenue were ($245MM), $274MM and ($30MM) for 2Q20, 1Q20 and 2Q19, respectively and $29MM, ($109MM), ($106MM) and ($268MM) for 2020 YTD, 2019 YTD, 2018 YTD and 2017 YTD, respectively. Net DVA gains (losses) included in Equities revenue were ($16MM), $26MM and ($1MM) for 2Q20, 1Q20 and 2Q19, respectively and $10MM, ($12MM), ($9MM) and ($21MM) for 2020 YTD, 2019 YTD, 2018 YTD and 2017 YTD, respectively.

[F] VaR model uses historical simulation approach based on three years of historical data and an expected shortfall methodology equivalent to a 99% confidence level. Using a 95% confidence level, average VaR was $21MM, $27MM and $19MM for 2Q20, 1Q20 and 2Q19, respectively, and $24MM, $20MM, $19MM and $22MM for 2020 YTD, 2019 YTD, 2018 YTD and 2017 YTD, respectively.

31

Sources A Estimated retail consumer deposits based on June 30, 2019 FDIC deposit data. B FDIC, 1Q20. C Keynova 2Q20 Online Banker Scorecard and 1Q20 Mobile Banker Scorecard; Javelin 2020 Online and Mobile Banking Scorecards. D Inside Mortgage Finance, Home Equity new HELOC commitments, 1Q20. E Experian Autocount; Franchised Dealers; Largest percentage of 680+ Vantage 3.0 loan originations among key competitors as of April 2020. F Forrester, Jan 2020. G Euromoney, July 2019. H Nerdwallet, 2020. I U.S.-based full-service wirehouse peers based on 1Q20 earnings releases. J Industry 1Q20 FDIC call reports. K AITE Group, 2020. L Euromoney, 2020. M Greenwich, 2020. N Euromoney, 2019 O Greenwich, 2019. P GlobalCapital US Securitization Awards, 2020. Q GlobalCapital, 2019. R Risk Awards, 2020. S IFR Awards, 2019. T The Banker, 2019. U Institutional Investor, 2019. V Refinitiv, 2019. 32

Forward-Looking Statements Bank of America Corporation (the “Company”) and its management may make certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements represent the Company’s current expectations, plans or forecasts of its future results, revenues, expenses, efficiency ratio, capital measures, strategy, and future business and economic conditions more generally, and other future matters. These statements are not guarantees of future results or performance and involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict and are often beyond the Company’s control. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider the following uncertainties and risks, as well as the risks and uncertainties more fully discussed under Item 1A. Risk Factors of the Company’s 2019 Annual Report on Form 10-K and in any of the Company’s subsequent Securities and Exchange Commission filings: the Company’s potential judgments, claims, damages, penalties, fines and reputational damage resulting from pending or future litigation and regulatory and government actions, including as a result of our participation in and execution of government programs related to the COVID-19 pandemic; the possibility that the Company’s future liabilities may be in excess of its recorded liability and estimated range of possible loss for litigation, regulatory, and representations and warranties exposures; the possibility that the Company could face increased servicing, fraud, indemnity, contribution or other claims from one or more counterparties, including trustees, purchasers of loans, underwriters, issuers, monolines, private-label and other investors, or other parties involved in securitizations; the Company’s ability to resolve representations and warranties repurchase and related claims, including claims brought by investors or trustees seeking to avoid the statute of limitations for repurchase claims; the risks related to the discontinuation of the London InterBank Offered Rate and other reference rates, including increased expenses and litigation and the effectiveness of hedging strategies; uncertainties about the financial stability and growth rates of non-U.S. jurisdictions, the risk that those jurisdictions may face difficulties servicing their sovereign debt, and related stresses on financial markets, currencies and trade, and the Company’s exposures to such risks, including direct, indirect and operational; the impact of U.S. and global interest rates, inflation, currency exchange rates, economic conditions, trade policies and tensions, including tariffs, and potential geopolitical instability; the impact of the interest rate environment on the Company’s business, financial condition and results of operations; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions, customer behavior, adverse developments with respect to U.S. or global economic conditions and other uncertainties; the Company’s ability to achieve its expense targets and expectations regarding net interest income, provision for credit losses, net charge-offs, effective tax rate, loan growth or other projections; adverse changes to the Company’s credit ratings from the major credit rating agencies; an inability to access capital markets or maintain deposits or borrowing costs; estimates of the fair value and other accounting values, subject to impairment assessments, of certain of the Company’s assets and liabilities; the estimated or actual impact of changes in accounting standards or assumptions in applying those standards; uncertainty regarding the content, timing and impact of regulatory capital and liquidity requirements; the impact of adverse changes to total loss-absorbing capacity requirements, stress capital buffer requirements and/or global systemically important bank surcharges; the potential impact of actions of the Board of Governors of the Federal Reserve System on the Company’s capital plans; the effect of regulations, other guidance or additional information on the impact from the Tax Cuts and Jobs Act; the impact of implementation and compliance with U.S. and international laws, regulations and regulatory interpretations, including, but not limited to, recovery and resolution planning requirements, Federal Deposit Insurance Corporation assessments, the Volcker Rule, fiduciary standards, derivatives regulations and the Coronavirus Aid, Relief, and Economic Security Act and any similar or related rules and regulations; a failure or disruption in or breach of the Company’s operational or security systems or infrastructure, or those of third parties, including as a result of cyber-attacks or campaigns; the impact on the Company’s business, financial condition and results of operations from the United Kingdom's exit from the European Union; the impact of any future federal government shutdown and uncertainty regarding the federal government’s debt limit; the emergence of widespread health emergencies or pandemics, including the magnitude and duration of the COVID-19 pandemic and its impact on the U.S. and/or global economy, financial market conditions and our business, results of operations and financial condition; the impact of natural disasters, military conflict, terrorism or other geopolitical events; and other matters. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. 33

Important Presentation Information • The information contained herein is preliminary and based on Company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying slides. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. • Effective January 1, 2020, the Company adopted the new current expected credit losses (CECL) accounting standard that measures the allowance based on management’s best estimate of lifetime expected credit losses inherent in the Company’s lending activities. Prior periods included in this presentation reflect measurement of the allowance based on management’s estimate of probable incurred credit losses. • The Company may present certain metrics and ratios, including year-over-year comparisons of revenue, noninterest expense and pretax income, excluding certain items (e.g., DVA) that are in non-GAAP financial measures. The Company believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. For more information about the non-GAAP financial measures contained herein, please see the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations in the earnings press release for the quarter ended June 30, 2020, and other earnings-related information available through the Bank of America Investor Relations website at: http://investor.bankofamerica.com. • The Corporation presents certain key financial and nonfinancial performance indicators that management uses when assessing consolidated and/or segment results. The Corporation believes this information is useful because it provides management with information about underlying operational performance and trends. KPIs are presented in 2Q20 Financial Results on slide 2 and on the Summary Income Statement for each segment. • The Company views net interest income and related ratios and analyses on a fully taxable-equivalent (FTE) basis, which when presented on a consolidated basis are non-GAAP financial measures. The Company believes managing the business with net interest income on an FTE basis provides investors with a more accurate picture of the interest margin for comparative purposes. The Company believes that the presentation allows for comparison of amounts from both taxable and tax- exempt sources and is consistent with industry practices. The FTE adjustment was $128MM, $144MM, $145MM, $148MM and $149MM for 2Q20, 1Q20, 4Q19, 3Q19 and 2Q19, respectively. • The Company allocates capital to its business segments using a methodology that considers the effect of regulatory capital requirements in addition to internal risk- based capital models. The Company's internal risk-based capital models use a risk-adjusted methodology incorporating each segment's credit, market, interest rate, business and operational risk components. Allocated capital is reviewed periodically and refinements are made based on multiple considerations that include, but are not limited to, risk-weighted assets measured under Basel 3 Standardized and Advanced approaches, business segment exposures and risk profile, and strategic plans. As a result of this process, in the first quarter of 2020, the Company adjusted the amount of capital being allocated to its business segments. 34